UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 3, 2025

American Bitcoin Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-39096	83-2242651
(Commission File Number)	(IRS Employer Identification No.)
1101 Brickell Avenue, Suite 1500
Miami, FL	33131
(Address of Principal Executive Offices)	(Zip Code)

(305) 224 6427

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.0001 per share	ABTC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

“At-the-Market” Equity Offering Program

American Bitcoin Corp., a Delaware corporation (the “Company”), has entered into a Controlled Equity OfferingSM Sales Agreement, dated as of September 3, 2025 (the “Sales Agreement”) with each of Cantor Fitzgerald & Co., Mizuho Securities USA LLC, The Benchmark Company, LLC, BTIG, LLC, Canaccord Genuity LLC, Clear Street LLC, Craig-Hallum Capital Group LLC, H.C. Wainwright & Co., LLC, JonesTrading Institutional Services LLC, Keefe, Bruyette & Woods, Inc., Needham & Company, LLC, Northland Securities, Inc., Piper Sandler & Co., Roth Capital Partners, LLC and Virtu Americas LLC (together, the “Agents”), pursuant to which the Company may, from time to time at its option to or through any of the Agents, acting as agent and/or principal, offer and sell an indeterminate number of shares of its Class A common stock, par value $0.0001 per share (the “Class A Common Stock”).

On September 3, 2025, the Company filed a prospectus supplement (the “Prospectus Supplement”) with the Securities and Exchange Commission (the “SEC”) relating to the Company’s effective shelf registration statement on Form S-3 (File No. 333-289278), filed with the SEC on August 6, 2025, and which was declared effective by the SEC on September 3, 2025 (the “Registration Statement”), under which the Company may offer and sell Class A Common Stock having an aggregate offering price of up to $2,100,000,000 (the “Shares”) to or through the Agents pursuant to the Sales Agreement.

Sales of the Shares under the Sales Agreement may be made by any method that is deemed to be an “at the market” offering as defined in Rule 415(a)(4) under the Securities Act of 1933, or by any other method permitted by law. Each Agent will make all sales using commercially reasonable efforts consistent with its normal trading and sales practices. The compensation payable to the Agents for sales of Shares pursuant to the Sales Agreement will be up to 3.0% of the gross proceeds for any Shares sold to or through them. The Sales Agreement may be terminated by the Company or the Agents in accordance with the terms therein.

The description of the Sales Agreement does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

The legal opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the Shares is being filed as Exhibit 5.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Controlled Equity OfferingSM Sales Agreement, dated September 3, 2025, among the Company and Cantor Fitzgerald & Co., Mizuho Securities USA LLC, The Benchmark Company, LLC, BTIG, LLC, Canaccord Genuity LLC, Clear Street LLC, Craig-Hallum Capital Group LLC, H.C. Wainwright & Co., LLC, JonesTrading Institutional Services LLC, Keefe, Bruyette & Woods, Inc., Needham & Company, LLC, Northland Securities, Inc., Piper Sandler & Co., Roth Capital Partners, LLC, and Virtu Americas LLC.
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the legality of the Shares.
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BITCOIN CORP.

Date: September 3, 2025
	By:	/s/ Matt Prusak
		Name:	Matt Prusak
		Title:	President and Interim Chief Financial Officer

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